                                                                    Exhibit 99.1
                                                                    ------------

                                 TRANSPRO, INC.
                                 100 Gando Drive
                               New Haven, CT 06513

                                                               January 17, 2005
Modine Manufacturing Company
1500 DeKoven Avenue
Racine, WI  53403

Attention:  Bradley C. Richardson

Ladies and Gentlemen:

         This letter modifies the letter dated October 28, 2004, as amended as of December 15, 2004 (collectively, the "Letter"), concerning certain proposed transactions between Transpro, Inc. and Modine Manufacturing Company.

         1. The reference to "January 17, 2005" in Paragraph 9(a) of the Letter
is hereby deleted and replaced with a reference to "January 31, 2005."

         2. In all other respects, the Letter remains unchanged.

         If these changes are acceptable to you, please sign this letter in the space provided below.

                                                     Very truly yours,

                                                     TRANSPRO, INC.

                                                     By: /s/C.E.Johnson
                                                         ------------------
                                                     Name:  Charles E. Johnson
                                                     -------------------------
                                                     Title: President and C.E.O.
                                                     ---------------------------
Agreed:

MODINE MANUFACTURING COMPANY

By:   /s/Bradley C. Richardson
    -------------------------------------------------
Name: Bradley C. Richardson
     ------------------------------------------------
Title:   CFO
      -----------------------------------------------